EXHIBIT 3(i).3
                             Articles of Amendment

[LOGO] Industry Canada
Canada Business Corporation Act

RADIANT ENERGY CORPORATION

                                                                       323036-8
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             Name of corporation

I hereby certify that the articles of the above-named corporation were amended:

a) under section 13 of the Canada Business  Corporations  Act in
   accordance with the attached notice;                             ____________

b) under section 27 of the Canada  Business  Corporations  Act as set out in the attached articles of amendment designating a
   series of shares;                                                ____________

c) under section 179 of the Canada Business  Corporations  Act as set out in the
attached articles of reorganization;                                ____________

d) under section 191 of the Canada Business  Corporations  Act as set out in the
attached article of reorganization;                                 ____________


                                              [Illegible signature of Director]
                                              ----------------------------------
                                              Director

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[LOGO] Industry Canada
Canada Business Corporations Act

                                                                          FORM 4

                              ARTICLES OF AMENDMENT
                               (SECTION 27 OR 177)

1 -      Name of Corporation                 2 -     Corporation No.
         RADIANT ENERGY CORPORATION                  323036-8

3 -      The articles of the above-named corporation are amended as follows:

          (a) by increasing the maximum number of directors to eleven (11) and deleting section 5 in its entirety and inserting therefor the following:

               "A minimum of three (3) directors and a maximum of eleven (11) directors; and

          (b) by deleting section 8 in its entirety and inserting therefor the following:

               "The directors may appoint one or more additional directors, which directors shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, between annual meetings of shareholders of the Corporation provided that the total number of directors so appointed may not exceed one-third of the number of directors elected at the previous annual meeting of shareholders."

Date:
May 15, 2000
                    Signature                           Title
                    [Illegible signature]               Chief Operating Officer

                                                      FOR DEPARTMENTAL USE ONLY
                                                      Filed -
                                                                   May 24, 2000

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                        Canada Business Corporations Act

                              Articles of Amendment

                                     FORM 4
                                  INSTRUCTIONS

Format

Documents required to be sent to the Director pursuant to the Canada Business Corporation Act must conform to sections 5 to 10 of the Canada Business Corporations Regulations.

General

(1) Any change in the articles of the corporation must be made in accordance with sections 27 or 177 of the Act. If an amendment involves a change of corporate name, the new name must comply with sections 10 and 12 of the Act. Articles of amendment must be accompanied by a Canada-biased NUANS search report dated not more than ninety (90) days prior to the receipt of the articles by the Director. On request, a number name may be assigned under subsection 11(2) of the Act, without a search.

(2) Each amendment must correspond to the paragraph and subparagraph references of the articles being amended.

(3) A Director or authorized officer of the corporation shall sign the articles.

Other Notices

If applicable, the articles must be accompanied by a Notice of Change of Registered Office (Form 3) and Notice of Change of Directors (Form 5).

Completed documents in duplicate and fees payable to the Receiver General are to be sent to:

The Director, Canada Business Corporations Act
9th Floor, Journal Tower South
365 Laurier Ave. West
Ottawa, Ontario K1A OC6